Other liabilities (Details) - EUR (€) € in Thousands	Jun. 30, 2022	Jun. 30, 2021
Other liabilities.
Personnel-related liabilities	€ 6,940	€ 10,115
Customer returns	16,628	9,631
Liabilities from sales tax	10,596	1,894
Liabilities against brand partners	13,208	2,434
Accrued expenses & Other liabilities	27,516	26,150
Total other current liabilities	€ 74,889	€ 50,225